Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated January 21, 2026 to the current prospectus for:

Retirement Cornerstone® Series 19

This Supplement updates certain information in the most recent prospectus for variable annuity contracts and in any supplements to the prospectus (the “Prospectus”). This Supplement incorporates the Prospectus by reference unless otherwise indicated, and all other information included in your Prospectus remains unchanged. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding changes to your variable annuity. As is applicable to your contract, please note the following:

The following hereby supplements the Definitions of key terms in the Prospectus:

GMIB annuity purchase factor — the GMIB annuity purchase factors are used in the calculation of Lifetime GMIB payments and are specified in a Rate Sheet Supplement.

GMIB annuity purchase factor floor — the GMIB annuity purchase factor floor rates are used in the calculation of Lifetime GMIB payments for certain GMIB exercise ages and are specified in a Rate Sheet Supplement.

New floor on GMIB annuity purchase factors (only applicable to contracts issued with applications signed on or after February 23, 2026, and may depend on GMIB exercise age)

Lifetime GMIB payments. For contracts issued with applications signed on or after February 23, 2026, lifetime GMIB payments will be calculated by applying your GMIB benefit base (less any applicable withdrawal charge remaining) to the greater of (1) the guaranteed GMIB annuity purchase factors specified in the Rate Sheet Supplement, or (2) the GMIB annuity purchase factor floor specified in the Rate Sheet Supplement.

RC 19/NB	Catalog #800268 (01/26)
#41160